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                                                                    EXHIBIT 10.2


                         CONSENT AND AMENDMENT NO. 2 TO
                DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT

                                                  August 6, 2003



Weirton Steel Corporation
400 Three Springs Drive
Weirton, West Virginia 26062
Attention: Mark E. Kaplan

Ladies and Gentlemen:

            Reference is made to the Debtor-In-Possession Loan and Security Agreement dated as of May 20, 2003 by and among Weirton Steel Corporation, Chapter 11 Debtor and Debtor-in-Possession ("Borrower"), the lenders from time to time party thereto (the "Lenders"), Fleet Capital Corporation, individually as a Lender, and as agent for the Lenders (the "Agent"; as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Loan Agreement.

            Borrower has requested that (a) as required by subsection 10.1.23 of the Loan Agreement, Agent and Majority Lenders consent to Leonard Wise being appointed as chef executive officer of Borrower and (b) Majority Lenders agree to amend subsection 10.1.23 of the Loan Agreement in certain respects. Agent and Majority Lenders have agreed to the foregoing, on the terms and conditions set forth herein. Therefore, Agent and Majority Lenders hereby agree as follows:

            1. Consent. In reliance upon the representations and warranties set forth in Section 3 and subject to the conditions to effectiveness set forth in
Section 4 below, Agent and Majority Lenders hereby consent to Leonard Wise functioning as chief executive officer of Borrower. This consent is a limited consent and shall not be deemed to constitute a consent to any other existing or future departure from the terms of the Loan Agreement or any other Loan Documents.

            2. Amendment. Subsection 10.1.23 of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "10.1.23. Changes in Senior Management. The failure of (a) one of Leonard Wise or Mark Kaplan to function as chief executive officer of Borrower, unless replaced within 10 days thereafter with a chief executive officer or chief restructuring officer acceptable to Agent and Majority Lenders or (b) any Bankruptcy Plan proposed by Borrower to provide that Mark
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      Kaplan shall function as chief executive officer of Borrower upon and after confirmation of such Bankruptcy Plan."

            3. Representations and Warranties. Borrower hereby represents and warrants to Lenders that after giving effect to the transactions contemplated hereby:

            (a) there is no Default or Event of Default currently in existence; and

            (b) the representations and warranties of Borrower contained in the Loan Agreement, as amended hereby, and the other Loan Documents, are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

            4. Condition to Effectiveness. This Consent and Amendment No. 2 to Debtor-in-Possession Loan and Security Agreement (the "Amendment") shall be effective upon the execution hereof by Agent and Majority Lenders, acceptance hereof by Borrower, and delivery hereof to Agent on or before August __, 2003.

            5. Scope. Except as expressly amended by this Amendment, the terms of the Loan Agreement shall remain in full force and effect as executed.

            6. Counterparts. This Amendment and all other documents and agreements provided for herein or delivered or to be delivered hereunder or in connection herewith may be executed in any number of counterparts, and by the parties hereto and/or thereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed an original, but all such counterparts shall together constitute but one and the same agreement or document, as applicable.

                            [SIGNATURE PAGE FOLLOWS]




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                                   Very truly yours,

                                   FLEET CAPITAL CORPORATION,
                                    as Agent and as a Revolving Lender


                                   By  /s/ Tom Karlov
                                       ----------------------------------
                                   Title  S.V.P.
                                          -------------------------------

                                   Revolving Loan Commitment: $50,000,000



                                   FOOTHILL CAPITAL CORPORATION,
                                    as a Revolving Lender


                                   By  /s/ Lan Wong
                                       ----------------------------------
                                   Title  Assistant Vice-President
                                          -------------------------------

                                   Revolving Loan Commitment: $50,000,000



                                   THE CIT GROUP BUSINESS CREDIT, INC.,
                                    as a Revolving Lender


                                   By  /s/ Glenn Bartley
                                       ----------------------------------
                                   Title  Vice President
                                          -------------------------------

                                   Revolving Loan Commitment: $50,000,000



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                                   GMAC COMMERCIAL FINANCE LLC,
                                    as a Revolving Lender


                                   By  /s/ Dianna Guzzo
                                       ----------------------------------
                                   Title  VP
                                          -------------------------------

                                   Revolving Loan Commitment: $35,000,000



                                   TRANSAMERICA BUSINESS CAPITAL
                                    CORPORATION, as a Revolving Lender


                                   By  /s/ Ari Kaplan
                                       ----------------------------------
                                   Title  Vice President
                                          -------------------------------

                                   Revolving Loan Commitment: $15,000,000


                                   MANCHESTER SECURITIES COW.,
                                    as a Term Lender


                                   By  /s/ Elliot Greenberg
                                       -----------------------------------
                                   Title  Elliot Greenberg, Vice-President
                                          --------------------------------

                                   Term Loan Commitment: $25,000,000




Acknowledged and agreed to as of
this 6th day of August, 2003.
WEIRTON STEEL CORPORATION, Chapter 11
Debtor and Debtor-in-Possession


By  /s/ David B Bordo
    --------------------------------
Its Treasurer
    --------------------------------



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